UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                           _____________________

                                 FORM 8-K
                           _____________________


           CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

                        COMMISSION FILE NO.: 0-51012

                        Date of Report: June 30, 2006


                         IRON STAR DEVELOPMENT, INC.
           -----------------------------------------------------
           (Exact name of registrant as specified in its charter)


                   Utah                             87-0427336
        ------------------------------------------------------------
      (State of other jurisdiction of           (IRS Employer
       incorporation or organization             Identification No.)


    No. 18 Daian Rd., Haping Road Centralized Park,
    Harbin Development Zone,  Harbin, China            150060
    -------------------------------------------------------------------
      (Address of principal executive offices)        (Zip Code)


                              86-451-8651-3388
            --------------------------------------------------
            (Registrant's telephone number including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01  Change in Registrant's Certifying Accountant

     On June 30, 2006 the Board of Directors of Iron Star Development, Inc. ("Iron Star") dismissed Chisholm, Bierwolf & Nilson LLC ("Chisholm Bierwolf") from its position as Iron Star's principal independent accountant.

     The audit report of Chisholm Bierwolf on Iron Star's financial statements for the years ended December 31, 2005 and 2004 contained a modification expressing substantial doubt about Iron Star's ability to continue as a going concern. The audit report of Chisholm Bierwolf for the years ended December 31, 2005 and 2004 did not contain any other adverse opinion or disclaimer of opinion or qualification other than the modification noted above. Chisholm Bierwolf did not, during the applicable periods, advise Iron Star of any of the enumerated items described in Item 304(a)(1)(iv) of Regulation S-B.

     Iron Star and Chisholm Bierwolf have not, during Iron Star's two most recent fiscal years or any subsequent period through the date of dismissal, had any disagreement on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to Chisholm Bierwolf's satisfaction, would have caused Chisholm Bierwolf to make reference to the subject matter of the disagreement in connection with its reports.

     Iron Star has requested Chisholm Bierwolf to furnish a letter addressed to the Securities Exchange Commission stating whether or not Chisholm Bierwolf agrees with the statements in this 8-K. A copy of the letter will be filed with an amendment to this Report.

     On June 30, 2006, Iron Star retained the firm of Kempisty & Company, P.C. to audit Iron Star's financial statements for the fiscal year ended December 31, 2006. At no time during the past two fiscal years or any subsequent period did Iron Star consult with Kempisty & Company, P.C. regarding any matter of the sort described above with reference to Chisholm Bierwolf, any issue relating to the financial statements of Iron Star, or the type of audit opinion that might be rendered for Iron Star.

Item 9.01  Financial Statements and Exhibits

Exhibits

16-a.  Letter from Chisholm, Bierwolf & Nilson LLC - to be filed by amendment.


                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     IRON STAR DEVELOPMENT, INC.

Dated: June 30, 2006                 By:  /s/ Tian Ling
                                     -----------------------------------
                                     Tian Ling, Chief Executive Officer